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                                                                   Exhibit 10.35

                        PROFESSIONAL SERVICES AGREEMENT
                        -------------------------------

          THIS PROFESSIONAL SERVICES AGREEMENT (this "Agreement"), dated as of
                                                      ---------
March 23, 1999, between GTCR Golder Rauner, L.L.C., a Delaware limited liability company ("GTCR"), and ZC Acquisition Corp., a Delaware corporation (the
          ----
"Company").
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          WHEREAS, GTCR Fund VI, L.P., a Delaware limited partnership ("GTCR
                                                                        ----
Fund VI"), GTCR VI Executive Fund, L.P., a Delaware limited partnership
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("Executive Fund") and GTCR Associates VI, a Delaware general partnership
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("Associates Fund") (each an "Investor" and collectively, the "Investors") will
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purchase (the "Investment") pursuant to that certain Purchase Agreement (the
               ----------
"Purchase Agreement") of even date herewith between the Company and the
-------------------
Investors, a portion of the Company's Common Stock, par value $.01 per share (the "Common Stock"), and Class A Preferred Stock, par value $.01 per share (the "Class A Preferred" and together with the Common Stock, the "Stock");
 -----------------                                           -----

          WHEREAS, the Company desires to receive financial and management consulting services from GTCR, and obtain the benefit of the experience of GTCR in business and financial management generally and its knowledge of the Company and the Company's financial affairs in particular; and

          WHEREAS, in connection with the Investment, GTCR is willing to provide financial and management consulting services to the Company and the compensation arrangements set forth in this Agreement are designed to compensate GTCR for such services.

          NOW, THEREFORE, in consideration of the foregoing premises and the respective agreements hereinafter set forth and the mutual benefits to be derived herefrom, GTCR and the Company hereby agree as follows:

          1.   Engagement.  The Company hereby engages GTCR as a financial and
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management consultant, and GTCR hereby agrees to provide financial and management consulting services to the Company, all on the terms and subject to the conditions set forth below.

          2.   Services of GTCR.  GTCR hereby agrees during the term of this
               ----------------
engagement to consult with the Company's board of directors (the "Board") and
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management of the Company and its subsidiaries in such manner and on such business and financial matters as may be reasonably requested from time to time by the Board, including but not limited to:

          (i)   corporate strategy;

          (ii)  budgeting of future corporate investments;

          (iii) acquisition and divestiture strategies; and

          (iv)  debt and equity financings.
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          3.   Personnel.  GTCR shall provide and devote to the performance of
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this Agreement such partners, employees and agents of GTCR as GTCR shall deem appropriate for the furnishing of the services required thereby.

          4.   Placement Fees.
               --------------

          (a) At the time of any equity or debt financing of the Company other than the purchase of Stock by the Investors pursuant to Section 1B of the
                                                        ----------
Purchase Agreement, the Company shall pay to GTCR a placement fee in immediately available funds equal to one percent (1.0%) of the gross amount of such financing (including the committed amount of any revolving credit facility).

          (b)  If any individual payment to GTCR pursuant to this Section 4
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would be less than $10,000, then such payment shall be held by the Company until such time as the aggregate of such payments equals or exceeds $10,000.

          5.   Management Fee. The Company shall pay to GTCR an annual
               --------------
management fee of $150,000, payable in equal monthly installments; provided
                                                                   --------
however that such management fee shall not commence until the Company determines
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(i) that its EBITDA for the previous 30 days has been sufficient to cover the payment of such management fee together with any increases in the annual base salary of the Company's executives as required by such executives' respective management agreements (including, without limitation, an increase in the annual base salary of the Company's chief executive officer from $350,000 to $375,000) and (ii) that its pro forma projections for the next 12 months show that the Company's EBITDA is likely to continue to be sufficient to cover such management fee together with such increases in annual base salary. For purposes hereof, "EBITDA" for any period means a Person's earnings before interest, taxes,
 ------
depreciation and amortization for such period, determined on a consolidated basis in accordance with generally accepted accounting principles.

          6.   Expenses. The Company shall promptly reimburse GTCR for such
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reasonable travel expenses, legal fees and other out-of-pocket fees and expenses as have been or may be incurred by GTCR, its directors, officers and employees in connection with the Closing (as defined in the Purchase Agreement), in connection with any financing, and in connection with the rendering of any other services hereunder (including, but not limited to, fees and expenses incurred in attending Company-related meetings).

          7.   Term. This Agreement will continue from the date hereof until the
               ----
earlier to occur of (i) the Investors ceasing to own at least 25% of the Investor Stock (as defined in the Purchase Agreement) and (ii) the consummation of a Public Offering. For purposes hereof, "Public Offering" means the sale in
                                             ---------------
an underwritten public offering registered under the Securities Act of 1933, as amended from time to time, of shares of the Company's Common Stock approved by the Company's board of directors. Notwithstanding anything in this Agreement to the contrary, no termination of this Agreement, whether pursuant to this paragraph or otherwise, shall affect the Company's obligations with respect to the fees, costs and expenses incurred by GTCR in rendering services hereunder and not reimbursed by the Company as of the effective date of such termination.

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          8.   Liability. Neither GTCR nor any of its affiliates, partners,
               ---------
employees or agents shall be liable to the Company or its subsidiaries or affiliates for any loss, liability, damage or expense arising out of or in connection with the performance of services contemplated by this Agreement, unless such loss, liability, damage or expense shall be proven to result directly from the gross negligence or willful misconduct of GTCR.

          9.   Indemnification. The Company agrees to indemnify and hold
               ---------------
harmless GTCR, its partners, affiliates, officers, agents and employees against and from any and all loss, liability, suits, claims, costs, damages and expenses (including attorneys' fees) arising from their performance hereunder, except as a result of their gross negligence or intentional wrongdoing.

          10.  GTCR an Independent Contractor. GTCR and the Company agree that
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GTCR shall perform services hereunder as an independent contractor, retaining control over and responsibility for its own operations and personnel. Neither GTCR nor its directors, officers, or employees shall be considered employees or agents of the Company as a result of this Agreement nor shall any of them have authority to contract in the name of or bind the Company, except as expressly agreed to in writing by the Company.

          11.  Notices. Any notice, report or payment required or permitted to
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be given or made under this Agreement by one party to the other shall be deemed to have been duly given or made if personally delivered or, if mailed, when mailed by registered or certified mail, postage prepaid, to the other party at the following addresses (or at such other address as shall be given in writing by one party to the other):

          If to GTCR:
          ----------

               GTCR Golder Rauner, L.L.C.
               6100 Sears Tower
               Chicago, IL 60606-6402
               Attention:  Philip A. Canfield
                           Timothy P. McAdam

               with a copy to:
               ---------------

               Kirkland & Ellis
               200 East Randolph Drive
               Chicago, IL 60601
               Attention: Stephen L.  Ritchie

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

          If to the Company:
          -----------------

               ZC Acquisition Corp.
               1048 Tremont Street
               Duxbury, MA 02332
               Attention: General Counsel

               with copies to:
               --------------

               GTCR Golder Rauner, L.L.C.
               6100 Sears Tower
               Chicago, IL 60606-6402
               Attention:  Philip A. Canfield
                           Timothy P. McAdam

               Kirkland & Ellis
               200 East Randolph Drive
               Chicago, IL 60601
               Attention: Stephen L. Ritchie

               Hale and Dorr LLP
               60 State Street
               Boston, Massachusetts 02109
               Attention: David E. Redlick

          12.  Entire Agreement; Modification.  This Agreement (a) contains the
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complete and entire understanding and agreement of GTCR and the Company with respect to the subject matter hereof; and (b) supersedes all prior and contemporaneous understandings, conditions and agreements, oral or written, express or implied, respecting the engagement of GTCR in connection with the subject matter hereof. The provisions of this Agreement may be amended, modified and waived only with the prior written consent of the Company and GTCR.

          13.  Waiver of Breach.  The waiver by either party of a breach of any
               ----------------
provision of this Agreement by the other party shall not operate or be construed as a waiver of any subsequent breach of that provision or any other provision hereof.

          14.  Assignment. Neither GTCR nor the Company may assign its rights or
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obligations under this Agreement without the express written consent of the other, except that GTCR may assign its rights and obligations to an affiliate of GTCR.

          15.  Successors.  This Agreement and all the obligations and benefits
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hereunder shall inure to the successors and permitted assigns of the parties.

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

          16.  Counterparts.  This Agreement may be executed and delivered by
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each party hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original and both of which taken together shall constitute one and the same agreement.

          17.  Choice of Law. This Agreement shall be governed by and construed
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in accordance with the domestic laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

                                 *  *  *  *  *

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

          IN WITNESS WHEREOF, GTCR and the Company have caused this Professional Services Agreement to be duly executed and delivered on the date and year first above written.

                                            GTCR GOLDER RAUNER, L.L.C.



                                            By:  /s/ Philip A. Canfield
                                                 ----------------------
                                            Name: Philip A. Canfield
                                                  ---------------------
                                            Its: Principal


                                            ZC ACQUISITION CORP.


                                            By:
                                                -----------------------
                                            Name:
                                                  ---------------------
                                            Its: President



             SIGNATURE PAGE TO THE PROFESSIONAL SERVICES AGREEMENT

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

          IN WITNESS WHEREOF, GTCR and the Company have caused this Professional Services Agreement to be duly executed and delivered on the date and year first above written.

                                            GTCR GOLDER RAUNER, L.L.C.



                                            By:
                                                 ----------------------
                                            Name:
                                                  ---------------------
                                            Its: Principal


                                            ZC ACQUISITION CORP.


                                            By: /s/ William Seibel
                                                -----------------------
                                            Name:  William Seibel
                                                  ---------------------
                                            Its: President


             SIGNATURE PAGE TO THE PROFESSIONAL SERVICES AGREEMENT

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